UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

(Amendment No.         )

Check the appropriate box:

☑	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

DIAL GLOBAL, INC.
(Name of registrant as specified in its charter)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

DIAL GLOBAL, INC.

220 West 42nd Street

New York, NY 10036

NOTICE OF ACTION BY WRITTEN CONSENT

, 2011

To the Stockholders of Dial Global, Inc.:

Dial Global, Inc., a Delaware corporation, which we refer to as the “Company,” “we,” “us” or “our,” is sending you this Notice solely for the purpose of informing you that our Board of Directors, which we refer to as our “Board,” has approved, and the holders of a majority of the outstanding shares of our Class A Common Stock, par value $0.01 per share, and our Class B Common Stock, par value $0.01 per share, voting together as a single class, have executed, an Action by Written Consent of Stockholders in Lieu of a Special Meeting approving the Company’s 2011 Stock Option Plan. No vote or other action is requested or required on your part.

Under the rules of the Securities and Exchange Commission, the corporate action described above may be effected no earlier than twenty (20) calendar days after we have provided this Notice and mailed our Information Statement relating to the matters described above to our stockholders.

Purpose of Information Statement

This Notice and the Information Statement are being furnished to you for your information to comply with the requirements of the Securities Exchange Act of 1934, as amended, and Section 228(e) of the Delaware General Corporation Law. You are urged to read the Information Statement carefully in its entirety. However, no action is required on your part in connection with this document and the related actions. No meeting of our stockholders will be held or proxies requested for these matters because they have already been consented to by holders of common stock of the Company, having not less than the minimum number of votes that would be necessary to authorize or take such action, acting by written consent in lieu of a meeting.

Important Notice Regarding the Availability of Information Statement Materials in connection with this Notice of Stockholder Action by Written Consent:

The Information Statement, including our current and periodic reports filed with the U.S. Securities and Exchange Commission and amendments to those reports, may be obtained through our website at www.dialglobal.com.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Sincerely,

By the Order of the Board of Directors

/s/ Neal Schore

Neal Schore

Chairman of the Board

                        , 2011

DIAL GLOBAL, INC.

220 West 42nd Street

New York, NY 10036

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

AND RULE 14C-2 THEREUNDER

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED IN THIS INFORMATION STATEMENT. THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT HAVE BEEN CONSENTED TO BY THE HOLDERS OF A MAJORITY IN VOTING POWER OF THE OUTSTANDING SHARES OF THE COMPANY’S COMMON STOCK.

WE ARE NOT ASKING YOU FOR A PROXY OR CONSENT AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR CONSENT.

THERE ARE NO APPRAISAL RIGHTS AVAILABLE TO HOLDERS OF COMMON STOCK WITH RESPECT TO THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT.

Dated                     , 2011

INTRODUCTION

Dial Global, Inc., a Delaware corporation (the “Company,” “we,” “us” or “our”), is sending you this Information Statement solely for the purpose of informing you, as one of our stockholders, in the manner required under Regulation 14C promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that our Board of Directors (our “Board”) has previously approved, and the holders of a majority of the outstanding shares of our Class A Common Stock, par value $0.01 per share (the “Class A Common Stock”), and our Class B Common Stock, par value $0.01 per share (the “Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”), voting together as a single class, have previously executed an Action by Written Consent of Stockholders in Lieu of a Special Meeting approving the Company’s 2011 Stock Option Plan (the “Option Plan”), a copy of which is attached hereto as Exhibit A. No vote or other action is requested or required on your part.

The Option Plan required approval by our Board and the holders of a majority of the Company’s issued and outstanding voting securities. Our Board approved the Option Plan on December 19, 2011. On December 19, 2011, Triton Media Group, LLC (“Triton”), which owns 34,237,638 shares of Common Stock, representing approximately 60.2% of the Company’s issued and outstanding voting securities as of such date, and Gores Radio Holdings, LLC (“Gores”), which owns 17,212,977 shares of Common Stock, representing approximately 30.2% of the Company’s issued and outstanding voting securities as of such date, delivered to the Company a written consent approving the Option Plan. For purposes of the Option Plan, holders of the Class A Common Stock and Class B Common Stock voted together as a single class.

No further approval by the Company’s stockholders is required under law, applicable stock exchange rules and the Company’s organizational documents.

BRIEF QUESTIONS AND ANSWERS REGARDING THE OPTION PLAN

Q: What actions were taken by the Action by Written Consent of the Stockholders in lieu of a Special Meeting?

A: Pursuant to the Action by Written Consent of the Stockholders in lieu of a Special Meeting, stockholders holding at least a majority of the issued and outstanding shares of our Common Stock approved the Option Plan. Additional information regarding the Option Plan is set forth below in the section entitled “Approval of Option Plan.”

Q: Has the Board approved the Option Plan?

A: Yes. The Board approved the Option Plan on December 19, 2011.

Q: When will the Option Plan be effective?

A: In accordance with federal securities laws, the Option Plan cannot be effective until at least twenty (20) calendar days following the mailing of this Information Statement to our stockholders.

Q: Why is the Company adopting its Option Plan through a stockholder written consent in lieu of holding a stockholder meeting?

A: Under the Delaware General Corporation Law (the “DGCL”), our Second Amended and Restated Certificate of Incorporation (our “Certificate of Incorporation”) and our bylaws, stockholder actions may be taken by written consent without a meeting of stockholders. The written consent of the holders of a majority of our outstanding Common Stock is sufficient to approve and adopt the Option Plan. The Company is not required to solicit the vote of any additional stockholders to effect the Option Plan. The Company is, however, obligated by federal securities laws to provide this Information Statement to you in connection with the Option Plan.

Q: Why did I receive this Information Statement?

A: Applicable laws and regulations require us to provide you with notice of the written consent delivered by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action, as well as other information regarding the Option Plan, even though your vote or consent is neither required nor requested in connection with such transactions.

Q: Am I entitled to appraisal rights?

A: No. You are not entitled to appraisal rights under the DGCL in connection with the Option Plan under the requirements of Section 262 of the DGCL.

Q: Where can I find more information about the Company?

A: Our current and periodic reports filed with the Securities and Exchange Commission (the “SEC”) including amendments to those reports, may be obtained through our internet website at www.dialglobal.com; directly from us in print upon request to Dial Global, Inc., 220 West 42nd Street, New York, NY 10036, Attn: Secretary; or from the SEC’s website at www.sec.gov free of charge as soon as reasonably practicable after we file these reports with the SEC. Additionally, any reports or information that we file with the SEC may be read and copied at the SEC’s Public Reference Room at

100 F Street, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. You may also obtain copies of this information by mail from the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates.

Q: Who can help answer my other questions?

A: If you have more questions about the Option Plan or related transactions or need additional copies of this Information Statement, please contact Hiram Lazar, Chief Financial Officer and Secretary, at (212) 419-2900, or Melissa Garza, Senior Vice President, Business & Legal Affairs, at (212) 641-2000.

APPROVAL OF OPTION PLAN

Introduction

The Board approved the Option Plan, under which options to purchase up to 8,513,052 shares of Class A Common Stock may be granted to eligible employees, officers of the Company or an affiliate, consultants and directors. Under the Option Plan, the exercise price of options may not be less than the fair market value of the Class A Common Stock on the date of grant. The Board of Directors adopted the Option Plan to attract, maintain and develop management by encouraging ownership of the Company’s Class A Common Stock by key employees, directors, and others. Options under the Option Plan will be either “incentive options” (“ISOs”) under Section 422A of the Internal Revenue Code of 1986, as amended (the “Code”), or “nonqualified stock options” (“NQOs”) which are not intended to so qualify.

The following description of the Option Plan is only a summary and is qualified in its entirety by reference to the Option Plan, a copy of which is attached as Exhibit A hereto.

Summary Description of the Option Plan

The Option Plan will be administered by the Compensation Committee (the “Compensation Committee”) of the Board or by such other committee or subcommittee to which the Compensation Committee has delegated authority. The Compensation Committee will be authorized to grant incentive stock options to officers and employees of the Company and non-qualified options to employees, officers, directors and consultants of the Company. The Compensation Committee will also be authorized to interpret the Option Plan, prescribe option agreements and make all other determinations that it deems necessary or advisable for the administration of the Option Plan.

Options under the Option Plan may be granted to eligible employees, officers of the Company or its affiliates, consultants and directors. ISOs may only be granted to employees or officers of the Company or affiliates of the Company.

If there is a stock split, stock dividend, or other relevant change affecting the Company’s shares, appropriate adjustments would be made in the number of shares that could be issued in the future and in the number of shares and price under all outstanding grants made before the event. Future options may also cover such shares as may cease to be under option by reason of total or partial expiration, termination or voluntary surrender of an option.

The vesting period for options granted under the Option Plan shall be set forth in an option agreement entered into with the optionee, which shall be approved by the independent outside directors that are members of the independent sub-committee of the Compensation Committee.

Upon a change in control of the Company, at the sole discretion of the Compensation Committee, the Company may (i) make such adjustments to and substitutions for existing options the Compensation Committee deems appropriate, (ii) purchase or cancel existing options depending on the exercise price of the option and price per share paid in a transaction related to a change in control, or (iii) terminate outstanding options, subject in such case to the Company’s providing notice at least twenty (20) days prior to the change in control, during which twenty (20) day period each outstanding option becomes fully exercisable.

The Committee may grant options qualifying as ISOs under the Internal Revenue Code of 1986, as amended, or as NQOs. The Committee determines the duration of each option. The grantee may pay the option price in cash or, if permitted by applicable law, on such other terms and conditions as may be acceptable to the Compensation Committee.

The Board and the Compensation Committee will have the ability to amend, alter, suspend, discontinue or terminate the Option Plan or any options granted thereunder at any time, provided that no amendment will be made without either (1) stockholder consent, if required, or (2) the consent of the holders of options representing at least 75% of the shares underlying all options issued under the Option Plan, if such action would materially impair the rights of such holders; provided that any such action shall be applied uniformly to all optionholders.

Certain U.S. Federal Income Tax Consequences

The following discussion of the principal U.S. federal income tax consequences with respect to options under the Option Plan is based on statutory authority and judicial and administrative interpretations as of the date of this information statement, which are subject to change at any time (possibly with retroactive effect) and may vary in individual circumstances. Therefore, the following is designed to provide only a general understanding of the federal income tax consequences. This discussion is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the U.S. or who are otherwise subject to U.S. federal income tax, other than those individuals who are taxed on a residence basis in a foreign country. The following discussion does not set forth any gift, estate, social security or state or local tax consequences that may be applicable.

THE U.S. FEDERAL INCOME TAX LAW IS TECHNICAL AND COMPLEX. THE FOLLOWING SUMMARY IS INCLUDED HEREIN FOR GENERAL INFORMATION ONLY AND DOES NOT PURPORT TO ADDRESS ALL THE TAX CONSIDERATIONS THAT MAY BE RELEVANT. EACH RECIPIENT OF A GRANT IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES TO SUCH RECIPIENT OF THE GRANT AND THE DISPOSITION OF COMMON STOCK.

Incentive Stock Options. In general, an employee will not realize taxable income upon either the grant or the exercise of an incentive stock option and the Company will not realize an income tax deduction at either of such times. In general, however, for purposes of the alternative minimum tax, the excess of the fair market value of the shares of common stock acquired upon exercise of an incentive stock option (determined at the time of exercise) over the exercise price of the incentive stock option will be considered income. If the recipient was continuously employed from the date of grant until the date three months prior to the date of exercise and such recipient does not sell the shares of common stock received pursuant to the exercise of the incentive stock option within either (i) two years after the date of the grant of the incentive stock option, or (ii) one year after the date of exercise, a subsequent sale of such shares of common stock will result in long-term capital gain or loss to the recipient and will not result in a tax deduction to the Company. However, the aggregate fair market value of common stock (determined at the time of grant) with respect to which ISOs can be exercisable for the first time by an optionee during any calendar year cannot exceed $100,000. Any excess will be treated as a non-qualified stock option.

If the recipient is not continuously employed from the date of grant until the date three months prior to the date of exercise or such recipient disposes of the shares of common stock acquired upon exercise of the incentive stock option within either of the time periods described in the immediately preceding paragraph, the recipient will generally realize as ordinary income an amount equal to the lesser of (i) the fair market value of such shares of common stock on the date of exercise over the exercise price, and (ii) the amount realized upon disposition over the exercise price. In such event, subject to the limitations under Sections 162(m) and 280G of the Internal Revenue Code (as described below), the Company generally will be entitled to an income tax deduction equal to the amount recognized as ordinary income. Any gain in excess of such amount realized by the recipient as ordinary income would be taxed at the rates applicable to short-term or long-term capital gains (depending on the holding period).

Non-Qualified Stock Options. In general, an optionee will recognize no taxable income upon the grant of a non-qualified stock option and the Company will not receive a deduction at the time of such grant unless such option has a readily ascertainable fair market value (as determined under applicable tax law) at the time of grant. Upon exercise of a non-qualified stock option, an optionee generally will recognize ordinary income in an amount equal to the excess of the fair market value of the common stock on the date of exercise over the exercise price. Upon a subsequent sale of the common stock by the optionee, the optionee will recognize short-term or long-term capital gain or loss, depending upon his holding period for the common stock. Subject to the limitations under Sections 162(m) and 280G of the Code (as described below), the Company will generally be allowed a deduction equal to the amount recognized by the optionee as ordinary income.

Section 162(m) of the Code. In general, Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in its taxable year to the extent that such compensation exceeds $1,000,000, subject to certain exceptions. “Covered employees” are a company’s chief executive officer on the last day of the taxable year and up to three other individual whose compensation is required to be reported to stockholders in its proxy statement under the Exchange Act, other than the chief financial officer. Compensation paid under certain qualified performance-based compensation arrangements, which (among other things) provide for compensation based on pre-established performance goals established by a compensation committee that is comprised solely of two or more “outside directors”, is not considered in determining whether a “covered employee’s” compensation exceeds $1,000,000. Options will generally qualify under one of these exceptions if they are granted under a plan that states the maximum number of shares with respect to which options may be granted to any recipient during a specified period of the plan under which the options are granted is approved by stockholders and is administered by a committee comprised of outside directors. It is intended that option awards under the Option Plan will satisfy these requirements so that the income recognized in connection with awards will not be included in a “covered employee’s” compensation for the purpose of determining whether such individual’s compensation exceeds $1,000,000.

Parachute Payments. In the event that the payment or vesting of any option under the Option Plan is accelerated because of a change in ownership (as defined in Code Section 280G(b)(2)) and such accelerated vesting, either alone or together with any other payments made to certain participants, constitute parachute payments under Section 280G of the Code, then subject to certain exceptions, all or a portion of such payments would be nondeductible to the Company and the participant would be subject to a 20% excise tax on such portion of the payment.

Code Section 409A. Code Section 409A provides that all amounts deferred under a nonqualified deferred compensation plan are includible in a participant’s gross income to the extent such amounts are not subject to a substantial risk of forfeiture, unless certain requirements are satisfied. If the requirements are not satisfied, in addition to current income inclusion, interest at the underpayment rate plus 1% will be imposed on the participant’s underpayments that would have occurred had the deferred compensation been includible in gross income for the taxable year in which first deferred or, if later, the first taxable year in which such deferred compensation is not subject to a substantial risk of forfeiture. The amount required to be included in income is also subject to an additional 20% tax. While options granted under the Option Plan are anticipated to be exempt from the requirements of Code Section 409A, options not exempt from Code Section 409A are intended to comply with Code Section 409A.

Section 16(b). With regard to both incentive stock options and nonqualified stock options, any of our officers and directors subject to Section 16(b) of the Exchange Act may be subject to special tax rules regarding the income tax consequences concerning their stock options.

ERISA/Code Section 401(a). The Option Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended. The Option Plan is not, nor is it intended to be, qualified under Section 401(a) of the Code.

New Plan Benefits

Future Plan Awards. Except as set forth below, because future awards under the Option Plan will be based upon prospective factors including the nature of services to be rendered and a recipient’s potential contributions to the success of the Company, actual awards cannot be determined at this time.

Dial Global 2011 Stock Option Plan

	September 30,	September 30,
Name and Position:	Dollar Value ($) (1):	Number of Options (1):
Roderick Sherwood (2)(3)	$—	—
David Hillman (2)	—	—
Steven Kalin (2)(3)	—	—
Gary Schonfeld (2)(3)	—	—
Spencer Brown, Co-Chief Executive Officer	4,249,384	1,637,125
David Landau, Co-Chief Executive Officer	4,249,384	1,637,125
Kenneth Williams, Co-Chief Executive Officer	4,249,384	1,637,125
Hiram Lazar, Chief Financial Officer	—	—
Executive Group (4)	12,748,152	4,911,375
Non-Executive Director Group (5)	1,699,754	654,850
Non-Executive Officer Employee Group (5)	1,699,754	654,850

(1)	The amounts reported above represent the grant date fair value, calculated in accordance with FASB ASC 718, based upon the average of the opening and closing sales prices (or $3.27) of the Company’s Common Stock on December 20, 2011, the date the stock options were granted. For a more detailed discussion of the assumptions used by the Company in estimating fair value, refer to Note 9 — Equity-Based Compensation of the Notes to the Consolidated Financial Statements in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2011.

(2)	“Named executive officer” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010.

(3)	No longer employed by the Company.

(4)	Includes each of the above.

(5)	Includes amounts granted to Neal Schore, Chairman of the Board of Directors.

CHANGE IN CONTROL

On October 21, 2011, the Company (formerly known as Westwood One, Inc.) announced the consummation of the transactions contemplated by that certain Agreement and Plan of Merger (as amended or modified, the “Merger Agreement”), dated as of July 30, 2011, by and among the Company, Radio Network Holdings, LLC, a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), and Verge Media Companies, Inc., a Delaware corporation (“Verge”). Pursuant to the Merger Agreement, Verge merged with and into Merger Sub, with Merger Sub continuing as the surviving company (the “Merger”). On October 21, 2011, immediately following the Merger, Merger Sub changed its name to Verge Media Companies, LLC.

In connection with the Merger, each issued and outstanding share of previously existing Company common stock was reclassified and automatically converted into one share of Class A Common Stock, and each outstanding share of common stock of Verge was automatically converted into and exchanged for the right to receive 6.838482776 shares of Class B Common Stock. The Company issued 34,237,638 shares of Class B Common Stock to Triton, as the sole Verge stockholder immediately prior to the Merger, representing approximately 60.2% of the issued and outstanding shares of common stock of the Company. Under the Merger Agreement, Triton also received the right to elect a majority of the Board. As a result of Triton’s control of the Board and its ownership of securities of the Company, Triton has acquired control of the Company and, generally, has the power to control the outcome of matters submitted to stockholders requiring a majority vote.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information known to us regarding the beneficial ownership of our common stock as of December 16, 2011, by:

•	each person known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock;

•	each of our current executive officers and directors; and

•	all current executive officers and directors of the Company as a group.

Unless otherwise indicated in the footnotes to the table or in the cases where community property laws apply, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The percentage of common stock beneficially owned by a person assumes that the person has exercised all options the person holds that are exercisable within 60 days, and that no other persons exercised any of their options.

Information in the columns of the table below is based on 56,971,961 shares of our common stock issued and outstanding as of December 16, 2011.

	September 30,	September 30,	September 30,
Name of Beneficial Owner	Address	Amount and Nature of Beneficial Ownership (1)	Percentage of Outstanding Common Stock
Triton Media Group, LLC (2)	220 West 42nd Street, New York, NY 10036	34,237,638	60.1%
Gores Radio Holdings, LLC (3)	10877 Wilshire Boulevard, 18th Floor, Los Angeles, California 90024	17,212,977	30.2%

Executive Officers:
Spencer Brown (4)(5)		34,360,422	60.3%
David Landau (4)		34,360,422	60.3%
Hiram Lazar (4)		34,237,638	60.1%
Kenneth Williams (4)		34,360,422	60.3%

Other Directors and Nominees:
B. James Ford (4)(6)		34,237,638	60.1%
Jonathan Gimbel (7)		17,212,977	30.2%
Jules Haimovitz		5,000	*
H. Melvin Ming		16,533	*
Peter Murphy		5,000	*
Andrew Salter (4)(8)		34,237,638	60.1%
Neal Schore (4)		34,303,123	60.2%
Mark Stone (9)		17,212,977	30.2%

All Current Directors and Executive Officers as a Group (12 persons)		51,894,614	90.4%

*	Represents less than 1% of our outstanding shares of common stock.

(1)

The person in the table has sole voting and investment power with respects to all shares of stock indicated above, unless otherwise indicated. Tabular information listed above is based on information contained in the most recent Schedule 13D/13G filings and other filings made by such person with the SEC as well as other information made available to the Company. The numbers presented above do not include unvested and/or deferred restricted stock units which have no voting rights until shares are distributed in accordance with their terms. All dividend equivalents on vested restricted stock units and shares of restricted stock (both vested and unvested) are included in the numbers reported above. As described elsewhere in this Information Statement, a holder of restricted stock only (i.e., not restricted stock units) is entitled to vote the restricted shares once it has been awarded such shares. Accordingly, all restricted shares that have been awarded, whether or not vested, are reported in this table of beneficial ownership, even though a holder will not receive such shares until vesting. This is not the case with restricted stock units or stock options that are not deemed beneficially owned until 60 days prior to vesting. For purposes of the Option Plan, holders of Class A Common Stock and Class B Common Stock vote together as a single class.

(2)	Triton Media Group, LLC is controlled by OCM Principal Opportunities Fund III, L.P., OCM Principal Opportunities Fund IIIA, L.P., and OCM Principal Opportunities Fund IV, L.P., each of which is a fund managed by Oaktree Capital Management, L.P. Under applicable law, certain of these individuals and their respective spouses may be deemed to be beneficial owners having indirect ownership of the securities owned of record by Triton by virtue of such status. Each of the foregoing entities and the partners, managers and members thereof disclaim beneficial ownership of all shares reported herein in excess of their pecuniary interests, if any. Each of the shares owned by Triton is Class B Common Stock. Because the Class B Common Stock is not convertible to Class A Common Stock at the option of Triton, nor may it automatically convert to Class A Common Stock earlier than three years from the date of issuance, Triton disclaims beneficial ownership of any Class A Common Stock by virtue of ownership of Class B Common Stock. In addition, Triton owns 9,691.374 shares of Series A Preferred Stock of the Company.

(3)	Gores is managed by The Gores Group, LLC. Gores Capital Partners II, L.P. and Gores Co-Invest Partnership II, L.P., which we refer to collectively as the “Gores Funds,” are members of Gores. Each of the members of Gores has the right to receive dividends from, or proceeds from, the sale of investments by Gores, including the shares of common stock, in accordance with their membership interests in Gores. Gores Capital Advisors II, LLC, which we refer to as “Gores Advisors,” is the general partner of the Gores Funds and is managed by The Gores Group, LLC. Alec E. Gores is the manager of The Gores Group, LLC. Each of the members of Gores Advisors has the right to receive dividends from, or proceeds from, the sale of investments by the Gores entities, including the shares of common stock, in accordance with their membership interests in Gores Advisors. Under applicable law, certain of these individuals and their respective spouses may be deemed to be beneficial owners having indirect ownership of the securities owned of record by Gores by virtue of such status. Each of the foregoing entities and the partners, managers and members thereof disclaim beneficial ownership of all shares reported herein in excess of their pecuniary interests, if any. Each of the shares owned by Gores is Class A Common Stock.

(4)	Triton Media Group, LLC is controlled by OCM Principal Opportunities Fund III, L.P., OCM Principal Opportunities Fund IIIA, L.P. and OCM Principal Opportunities Fund IV, L.P., each of which is a fund managed by Oaktree Capital Management, L.P. By virtue of being a director and/or officer of Triton Media Group, LLC (as is the case with Messrs. Lazar and Schore) as well as having a direct or indirect ownership interest therein (as is the case with Messrs. Brown, Ford, Landau, Lazar, Salter, Schore and Williams), the reporting person could be deemed to have beneficial ownership of securities of the Issuer owned by Triton Media Group, LLC. Each of Messrs. Brown, Ford, Landau, Lazar, Salter, Schore and Williams disclaims beneficial ownership of securities of the Company owned by Triton, except to the extent of any pecuniary interest therein.

(5)	Mr. Brown also serves as a director of the Company.

(6)	Triton Media Group, LLC is controlled by OCM Principal Opportunities Fund III, L.P., OCM Principal Opportunities Fund IIIA, L.P. and OCM Principal Opportunities Fund IV, L.P., each of which is a fund managed by Oaktree Capital Management, L.P. By virtue of being a Managing Director and co-Portfolio Manager (U.S.) at Oaktree Capital Management, L.P. and a director of Triton Media Group, LLC, Mr. Ford could be deemed to have beneficial ownership of securities of the Issuer owned by Triton Media Group, LLC.

(7)	By virtue of being a principal of The Gores Group, LLC, Mr. Gimbel may be deemed to have or share beneficial ownership of securities beneficially owned by Gores. Mr. Gimbel expressly disclaims beneficial ownership of such securities, except to the extent of his pecuniary interest therein. See Note 3.

(8)	Triton Media Group, LLC is controlled by OCM Principal Opportunities Fund III, L.P., OCM Principal Opportunities Fund IIIA, L.P. and OCM Principal Opportunities Fund IV, L.P., each of which is a fund managed by Oaktree Capital Management, L.P. By virtue of being a Senior Vice President at Oaktree Capital Management, L.P. and a director, Vice President and Secretary of Triton Media Group, LLC, Mr. Salter could be deemed to have beneficial ownership of securities of the Issuer owned by Triton Media Group, LLC.

(9)	By virtue of being a senior managing director of The Gores Group, LLC, Mr. Stone may be deemed to have or share beneficial ownership of securities beneficially owned by Gores. Mr. Stone expressly disclaims beneficial ownership of such securities, except to the extent of his pecuniary interest therein. See Note 3.

INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

The Company’s directors and executive officers have an interest in the approval of the Option Plan that is not shared by all holders of the Common Stock, as such directors and executive officers may receive options pursuant to the Option Plan. None of our directors opposed the Option Plan.

OUTSTANDING VOTING SECURITIES; VOTE REQUIRED; TRITON AND GORES WRITTEN CONSENT

Under Section 228 of the DGCL and Article 11 of the Company’s Certificate of Incorporation, stockholder action may be taken without a meeting and without prior notice by written consent of the holders of outstanding capital stock having not less than the minimum number of votes that would be necessary to authorize the action at a meeting at which all shares entitled to vote thereon are present and voted.

As of December 16, 2011, the Company had 56,971,961 shares of Common Stock issued and outstanding. The Option Plan required approval of the holders of a majority of the Company’s issued and outstanding voting securities. On December 19, 2011, Triton, which owns 34,237,638 shares of the Company’s Common Stock, representing approximately 60.1% of the Company’s issued and outstanding voting securities as of such date, and Gores, which owned 17,212,977 shares of the Company’s Common Stock, representing approximately 30.2% of the Company’s issued and outstanding voting securities as of such date, delivered to the Company a written consent approving the Option Plan. No further approval by the Company’s stockholders is required under law, applicable stock exchange rules and the Company’s organizational documents.

EFFECTIVE DATE

Under Section 14(c) of the Exchange Act and Rule 14c-2 promulgated thereunder, the Option Plan cannot be effected until twenty (20) calendar days after the date this Information Statement is provided to the Company’s stockholders. This Information Statement will be mailed on or about [                    ], 2011 to the stockholders of the Company as of the date on which approval of such transaction was obtained.

APPRAISAL RIGHTS

Holders of the Company’s common stock are not entitled under the DGCL, the Company’s Certificate of Incorporation or By-Laws to appraisal rights in connection with the Option Plan or related transactions.

STOCKHOLDERS SHARING AN ADDRESS

Only one Information Statement is being delivered to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. The Company undertakes to deliver promptly, upon written or oral request, a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement is delivered. A stockholder can notify the Company that the stockholder wishes to receive a separate copy of the Information Statement, or a future information statement, by written request directed to the Company’s Secretary at 220 West 42nd Street, New York, NY 10036 or by telephone at (212) 419-2900. Likewise, stockholders sharing an address who are receiving multiple copies of this Information Statement and wish to receive a single copy of future information statements may notify the Company at the address and telephone number listed above.

WHERE STOCKHOLDERS CAN FIND MORE INFORMATION

Our current and periodic reports filed with the SEC, including amendments to those reports, may be obtained through our website at www.dialglobal.com; directly from us in print upon request to Dial Global, Inc., 220 West 42nd Street, New York, NY 10036, Attn: Secretary; or from the SEC’s website at www.sec.gov free of charge as soon as reasonably practicable after we file these reports with the SEC. Additionally, any reports or information that we file with the SEC may be read and copied at the SEC’s Public Reference Room at 100 F Street, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. You may also obtain copies of this information by mail from the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates.

WE ARE NOT ASKING YOU FOR A PROXY OR CONSENT AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR CONSENT. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

By Order of the Board of Directors,

/s/ Neal Schore

Neal Schore

Chairman of the Board

New York, New York

                    , 2011

Exhibit A

[This plan shall not be effective until 20 calendar days have elapsed since the mailing of the

14(c) information statement to the Company’s stockholders.]

DIAL GLOBAL, INC. 2011 STOCK OPTION PLAN

SECTION 1. PURPOSE. The purpose of the Dial Global, Inc. 2011 Stock Option Plan (the “Plan”) is to furnish a material incentive to Employees, officers of the Company or Affiliates, Consultants and Directors of the Company by making available to them the benefits of common stock ownership in the Company through stock options. It is believed that these increased incentives stimulate the efforts and continued success of the Company and its Affiliates, as well as assist in the recruitment of Employees, officers of the Company or an Affiliate, Consultants and Directors.

The Plan, in the form set forth herein, is effective as of the Effective Date.

SECTION 2. DEFINITIONS. As used in the Plan, the following terms shall have the meanings set forth below:

(a)

“Affiliate” shall mean each of the following: (i) any Subsidiary; (ii) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; (iii) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which directly or indirectly controls 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) of the Company; and (iv) any other entity in which the Company or any of its Affiliates has a material equity interest and which is designated as an “Affiliate” by resolution of the Committee. If a Participant performs services for an Affiliate that causes the Shares underlying an Option to not constitute “service recipient stock” under Section 409A of the Code, such Option shall be structured in a manner intended to comply with Section 409A of the Code.

(b)	“Board” shall mean the Board of Directors of the Company.

(c)	“Cause” shall mean with respect to a Participant’s Termination of Employment or Termination of Consultancy, the following:

(i)

in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Option (or where there is such an agreement but it does not define “cause” (or words of like import)), (A) the willful failure by the Participant to substantially perform his or her material lawful duties within ten (10) business days after demand for substantial performance is delivered by the Company that specifically identifies the manner in which the Company believes the Participant has not substantially performed such material lawful duties and where such willful failure is not due to the Participant’s disability or during an approved leave of absence, (B) the Participant’s material misappropriation, breach of fiduciary duty or fraud with regard to the Company or any of its Affiliates, (C) the Participant’s conviction of or the pleading of guilty or nolo contendere with regard to a felony (other than a traffic violation) or any crime involving moral turpitude, (D) the Participant’s gross negligence or willful misconduct which, in the good faith determination by the Board, is reasonably likely to be materially injurious to the Company, or (E) any other material breach by the Participant of a provision of the employment agreement, consulting agreement or similar agreement, if any, in effect between the Company or an Affiliate and the Participant that remains uncured for ten (10) days after the Board provides the Participant with a written notice of its good-faith determination that Cause exists.

(ii) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Option that defines “cause” (or words of like import), “cause” as defined under such agreement; provided, however, that with regard to any agreement under which the definition of “cause” only applies on occurrence of a change in control, such definition of “cause” shall not apply until a change in control actually takes place and then only with regard to a termination thereafter. With respect to a Participant’s Termination of Directorship, “cause” means an act or failure to act that constitutes cause for removal of a director under applicable Delaware law.

(d)	“Change in Control” or “Change of Control” shall have the meaning ascribed to such term in a Participant’s Option Agreement.

(e)	“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(f)

“Committee” shall mean the Compensation Committee of the Board or such other persons or committee (or subcommittee) to which it has delegated any authority under this Plan, as may be appropriate. The Committee shall consist solely of directors serving on the Board. Notwithstanding the foregoing, with respect to Options intended to satisfy the exemption for performance-based compensation under Section 162(m) of the Code or the exemption from the short-swing profit recovery rules under Rule 16b-3 promulgated under the Exchange Act, the Committee or subcommittee shall consist of two or more directors each of whom shall qualify as: (i) a “non-employee director” for purposes of Rule 16b-3 under the Exchange Act; (ii) an “outside director” for purposes of Section 162(m) of the Code; and (iii) if the Company is listed on a national securities exchange, an “independent director” as defined under the rules of the applicable national securities exchange. Notwithstanding anything herein to the contrary, the Board may, in its discretion, act as the Committee under this Plan with respect to any grants of Options to Directors. To the extent that no Committee exists that has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 promulgated under the Exchange Act or Section 162(m) of the Code, such noncompliance shall not affect the validity of Options, grants, interpretations or other actions of the Committee.

2

(g)

“Consultant” means any natural person who provides bona fide consulting or advisory services to the Company or an Affiliate, which are not in connection with the offer and sale of securities in a capital-raising transaction.

(h)	“Company” shall mean Dial Global, Inc., a Delaware corporation.

(i)	“Corporate Event” shall mean any of the following:

(i) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) or more of either (A) the then-outstanding shares of the Company (the “Outstanding Company Shares”) or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); or

(ii) the consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another entity (each, a “Corporate Transaction”), in each case, except where, following such Corporate Transaction, all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Shares and Outstanding Company Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than fifty percent (50%) of, respectively, the Outstanding Company Shares and the Outstanding Company Voting Securities, as the case may be, of the corporation or other entity resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction of the Outstanding Company Shares and Outstanding Company Voting Securities, as the case may be; or

(iii) approval by the Stockholders of the Company of a complete liquidation or dissolution of the Company.

(j)	“Covered Employee” shall mean a “covered employee” within the meaning of Section 162(m)(3) of the Code, or any successor provision thereto.

(k)	“Director” shall mean a member of the Board of the Company or any of its Affiliates who is not an employee of the Company or any Affiliate.

(l)

“Effective Date” shall mean the latest of (i) the date the Board approves the Plan and (ii) the date on which all of the following are completed: (a) the majority of the stockholders of the Company approve the Plan, (b) the Company prepares and files with the Securities Exchange Commission a definitive information statement under Schedule 14(C) of the Exchange Act regarding the Plan, (c) the Company mails such definitive information statement to the Company’s stockholders and (d) the passage of twenty calendar days, as required by Rule 14c-2 under the Exchange Act, from the date of the mailing of such information statement to such stockholders, has occurred.

3

(m)

“Employee” shall mean any employee of the Company or any Affiliate. For any and all purposes under this Plan, the term “Employee” shall not include a person hired as an independent contractor, leased employee, consultant or a person otherwise designated by the Committee, at the time of hire as not eligible to participate in or receive benefits under the Plan or not on the payroll, even if such ineligible person is subsequently determined to be a common law employee of the Company.

(n)	“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(o)

“Fair Market Value” shall mean, with respect to Shares, as of any date, the average sales price for the Shares on the applicable date as reported on the applicable national securities exchange for that date or, if no sale takes place on such date on such exchange, the average of the closing bid and asked price on such day as officially quoted on such exchange, unless otherwise determined by the Committee. Notwithstanding anything herein to the contrary, if at the time of grant or other applicable event, the Shares are not then listed on a national securities exchange that is an established securities market for purposes of Section 409A of the Code, “Fair Market Value” shall mean, such value as determined by the Committee in good faith in whatever manner it considers appropriate taking into account the requirements of Section 422 of the Code or Section 409A of the Code, as applicable.

(p)	“Incentive Stock Option” shall mean an Option granted under Section 6 that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

(q)	“Investor” means any of The Gores Group, LLC and Oaktree Capital Management, L.P.

(r)	“Investor Affiliate” means, for any Investor, any investment fund that holds Shares that is controlled by or under common control with such Investor.

(s)	“Nonqualified Stock Option” shall mean either an Option granted under Section 6 that is not intended to be an Incentive Stock Option or an Incentive Stock Option that has been disqualified.

(t)

“Option” shall mean any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.

(u)	“Option Agreement” shall mean any written agreement, contract or other instrument or document evidencing any Option granted by the Committee hereunder.

(v)

“Participant” shall mean an Employee, an officer of the Company or an Affiliate, Consultant or Director who is selected by the Committee from time to time in their sole discretion to receive an Option under the Plan.

(w)

“Person” shall mean any individual, corporation, partnership, association, limited liability company, joint-stock company, trust, unincorporated organization or government or political subdivision thereof.

4

(x)

“Retirement” shall mean: (i) with respect to an Employee or an officer of the Company or an Affiliate, a voluntary Termination after the attainment of any combination of an Employee’s or officer’s age and years of continuous service with the Company or an Affiliate that is greater than 70 or such other date as approved by the Committee; or (ii) with respect to a Director, the failure to stand for reelection or the failure to be reelected after a Director has attained age 75 or five years of continuous service or such other date as approved by the Committee.

(y)	“Shares” shall mean the shares of Class A Common Stock of the Company, $0.01 par value per share.

(z)	“Subsidiary” shall mean any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

(aa)

“Ten Percent Stockholder” shall mean a person owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Subsidiaries, as determined consistent with the requirements of Section 422(b)(6) of the Code.

(bb)

“Termination” shall mean a Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable. Notwithstanding the foregoing, the Committee may otherwise define Termination in the Option Agreement or, if no rights of a Participant are reduced, may otherwise define Termination thereafter.

(cc)

“Termination of Consultancy” shall mean that the Consultant is no longer acting as a consultant to the Company or an Affiliate, except that if the Consultant becomes an Employee, officer of the Company or an Affiliate, or a Director upon the termination of his or her consultancy, unless otherwise determined by the Committee, no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant, an Employee, officer of the Company or an Affiliate, or a Director.

(dd)

“Termination of Directorship” shall mean that the Director is no longer acting as a director of the Company or an Affiliate; except that if the Director becomes an Employee, officer of the Company or an Affiliate, or a Consultant upon the termination of his or her directorship, unless otherwise determined by the Committee, no Termination of Directorship shall be deemed to occur until such time as such Consultant is no longer a Consultant, an Employee, officer of the Company or an Affiliate, or a Director.

(ee)

“Termination of Employment” shall mean a termination of employment (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates, except that if the Employee becomes an officer of the Company or an Affiliate, a Consultant or a Director upon the termination of his or her employment, unless otherwise determined by the Committee, no Termination of Employment shall be deemed to occur until such time as Eligible Employee is no longer an officer of the Company or an Affiliate, an Employee, a Consultant or a Director.

5

SECTION 3. ADMINISTRATION.

The Committee shall administer the Plan. The Committee shall have full power and authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to (a) select the Employees, officers of the Company or an Affiliate, Consultants and Directors to whom Options may from time to time be granted hereunder; (b) determine the type or types of Options to be granted to each Participant hereunder; (c) determine the number of Shares to be covered by or relating to each Option granted hereunder; (d) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Options granted hereunder; (e) determine whether, to what extent and under what circumstances Options may be settled in cash, Shares or other property or canceled or suspended; (f) determine whether, to what extent, and under what circumstances payment of cash, Shares, other property and other amounts payable with respect to an Option granted under the Plan shall be deferred either automatically or at the election of the Participant in a manner intended to comply with Code Section 409A; (g) interpret and administer the Plan and any instrument or agreement entered into under the Plan; (h) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (i) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan. To the extent permitted by law, the Committee may, in its sole and absolute discretion, and subject to the provisions of the Plan, from time to time delegate any or all of its authority to administer the Plan to any other persons or committee as it deems necessary or appropriate for the proper administration of the Plan, except that no such delegation shall be made in the case of Options intended to be qualified under Section 162(m) of the Code or Options granted to Participants who are subject to Section 16 of the Exchange Act. The decisions of the Committee shall be made in good faith and, except as specifically provided in an Option Agreement, shall be final, conclusive and binding with respect to the interpretation and administration of the Plan and any grant made under it. The Committee shall make, in its sole discretion, all determinations arising in the administration, construction or interpretation of the Plan and Options under the Plan, including the right to construe disputed or doubtful Plan or Option terms and provisions, and any such determination shall be conclusive and binding on all persons, except as otherwise provided by law or specifically provided in an Option Agreement. A majority of the members of the Committee may determine its actions and fix the time and place of its meetings.

The Committee shall be authorized to make equitable adjustments in Options in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in applicable laws, regulations or accounting principles. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Option in the manner and to the extent it shall deem desirable to carry it into effect without adversely affecting the Participant. In the event that the Company shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of or combination with another corporation or business entity, the Committee may, in its discretion, make such adjustments in the terms of Options under the Plan as it shall deem appropriate; provided that, no such adjustment may materially adversely affect a Participant.

6

To the extent applicable, this Plan is intended to comply with the applicable requirements of Rule 16b-3 of the Exchange Act and Section 162(m) of the Code, and this Plan shall be limited, construed and interpreted in a manner so as to comply therewith.

The Committee may include in any Option Agreement restrictions and conditions that provide for the forfeiture of any Option or permits the Company to recover amounts from Participants who engage in detrimental activity (as defined in the Option Agreement).

SECTION 4. SHARES SUBJECT TO THE PLAN.

Subject to adjustment as provided in this Section 4, 8,513,052 Shares shall be authorized for issuance of upon the exercise of Options granted under the Plan. Subject to adjustment as provided in this Section 4, the maximum number of Shares authorized for issuance upon the exercise of Options granted under the plan that may be issued as Incentive Stock Options shall be 8,513,052 Shares.

Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued Shares, treasury Shares or Shares purchased in the open market or otherwise.

In the event of any merger, reorganization, consolidation, recapitalization, extraordinary stock dividend, stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Shares, such adjustments and other substitutions shall be made to the Plan and to Options as the Committee deems equitable or appropriate in good faith, including, without limitation, such adjustments in the aggregate number, class and kind of securities that may be delivered under the Plan, in the aggregate or to any one Participant, or in the number, class, kind and option or exercise price of securities subject to outstanding Options granted under the Plan (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company) as the Committee may determine to be appropriate in its sole discretion; provided, however, that the number of Shares subject to any Option shall always be a whole number and further provided that in no event may any change be made to an Incentive Stock Option that would constitute a modification within the meaning of Section 424(h)(3) of the Code or to an Option that would constitute a modification within the meaning of Section 409A of the Code.

If an Option should expire, become forfeited or become unexercisable for any reason without having been exercised or nonforfeitable in full, the unpurchased shares that are subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

The number of Shares available for the purpose of awards of Options under the Plan shall be reduced by (i) the total number of Options exercised, regardless of whether any of the Shares underlying such Options are not actually issued to the Participant as the result of a net settlement, and (ii) any Shares used to pay any exercise price or tax withholding obligation with respect to any Option. In addition, the Company may not use the cash proceeds it receives from Option exercises to repurchase Shares on the open market for reuse under the Plan.

7

SECTION 5. ELIGIBILITY.

Options may be granted to eligible Employees, officers of the Company or an Affiliate, Consultants and Directors, as determined by the Committee in its sole discretion. Incentive Stock Options may be granted only to Employees or officers of the Company or a Subsidiary.

Each Option shall be designated in the Option Agreement either an Incentive Stock Option or a Nonqualified Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value (determined as of the time of grant) of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company) exceeds $100,000, as determined consistent with the requirements of Section 422(d), such excess shall be treated as a separate Nonqualified Stock Option.

The Plan shall not confer upon any Participant any right with respect to continuation of employment, consulting or directorship relationship with the Company, nor shall it interfere in any way with such Participant’s right or the Company’s right to terminate his or her employment, consulting or director relationship at any time, with or without cause.

SECTION 6. STOCK OPTIONS.

Options may be granted hereunder to any Participant, and shall be subject to the following terms and conditions:

The Option price per Share shall be determined by the Committee on the date of grant, but shall not be less than the Fair Market Value of the Shares on the date the Option is granted; provided, however, if an Incentive Stock Option is granted to a Ten Percent Stockholder, the Option price per Share shall be no less than 110% of the Fair Market Value of the Shares on the date the Option is granted. The Option Agreement shall state the number of Shares subject to the Option and the vesting term, as determined by the Committee. The exercisability period for Incentive Stock Options shall not exceed ten years from the grant date, provided, however, the term of an Incentive Stock Option granted to a Ten Percent Stockholder may not exceed five years. A Nonqualified Stock Option may be exercisable for a period of up to ten years. The Committee may in its discretion make any Options exercisable.

All Options shall terminate upon their expiration, their surrender, or in accordance with any other rules and procedures incorporated into the terms and conditions governing the Options as the Committee shall deem advisable or appropriate; provided that no such rules or procedure that adversely affects a Participant shall be apply to an outstanding Option unless adopted as an amendment in accordance with Section 9.

Options shall be exercisable only to the extent the Participant is vested therein, subject to any restriction that the Committee shall determine and shall be specified in the Option Agreement. Unless otherwise determined by the Committee, an Option will be deemed exercised by the Participant, or in the event of death, an option shall be deemed exercised by the estate of the Participant, or by a person who acquired the right to exercise such Option by bequest or inheritance, upon delivery of (i) a written notice of exercise to the Company or its representative, or by using other methods of notice as the Committee shall adopt, and (ii) accompanying

8

payment of the Option price as follows: (1) in cash or by check, bank draft or money order payable to the order of the Company; (2) solely to the extent permitted by applicable law, if the Shares are traded on any national securities exchange, and the Committee authorizes, through a procedure whereby the Participant delivers irrevocable instructions to a broker reasonably acceptable to the Company to sell Shares and to deliver the sales proceeds to the Company; (3) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, by payment in full or in part in the form of Shares for which the Participant has good title free and clear of any liens and encumbrances, based on the Fair Market Value of the Shares on the payment date as determined by the Committee); or (4) a combination of the above methods. No Shares shall be issued until payment therefor, as provided herein, has been made or provided for in accordance with any restrictions as the Committee shall adopt. The notice of exercise, once delivered, shall be irrevocable.

Except as otherwise provided herein or unless otherwise determined by the Committee at grant, Options that are not vested as of the date of a Participant’s Termination for any reason shall terminate and expire as of the date of such Termination and the Participant shall have no further rights thereunder. The Option shall also be subject to such other terms and conditions, as the Committee shall deem advisable or appropriate, consistent with the provisions of the Plan as herein set forth. In addition, Incentive Stock Options shall contain such other provisions as may be necessary to meet the requirements of the Code and the Treasury Department rulings and regulations issued hereunder with respect to Incentive Stock Options.

Unless otherwise determined by the Committee at grant and set forth in the applicable Option Agreement, all Options granted to a Participant will vest in accordance with the vesting schedule provided in the Option Agreement.

Unless otherwise determined by the Committee at grant and set forth in the applicable Option Agreement, upon a Participant’s Termination, all then vested Options will remain exercisable as follows, provided that no Option will remain exercisable later than the original stated term of the Option: (i) one year in the event of Retirement; (ii) one year in the event of the Participant’s death (in which case the Participant’s estate or legal representative may exercise such Option); or (iii) three months for any other Termination (other than by the Company for Cause).

To the extent that the Participant was not entitled to exercise the Option at the date of such Termination, or if Participant does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate and the Participant shall have no further rights thereunder.

Unless otherwise determined by the Committee at grant and set forth in the applicable Option Agreement, in the event of a Termination for Cause, all outstanding Options (whether vested or unvested) shall immediately terminate upon such Termination.

Subject to the terms and conditions and within the limitations of the Plan, the Committee may, in its sole discretion (i) modify, extend or renew outstanding Options (provided that the rights of a Participant are not reduced without his or her consent and provided that such action does not extend the Option beyond its stated term), and (ii) accept the surrender of outstanding Options (up to the extent not theretofore exercised) and authorize the granting of new Options in

9

substitution therefor (to the extent not theretofore exercised), provided, in each case that such action does not cause the Option to become subject to the excise tax pursuant to Section 409A of the Code. Notwithstanding anything herein to the contrary, an outstanding Option may not be modified to reduce the exercise price thereof nor may a new Option at a lower price be substituted for a surrendered Option (other than adjustments or substitutions in accordance with the third paragraph of Section 4), unless such action is approved by the stockholders of the Company.

The Committee may, in its discretion, permit a Participant to defer the payment or vesting of any Option solely to the extent permitted by, and in a manner that is intended to comply with, Section 409A of the Code.

SECTION 7. CHANGE IN CONTROL AND CORPORATE TRANSACTION PROVISIONS.

Unless the Committee shall determine otherwise at the time of grant with respect to a particular Option as set forth in the applicable Option Agreement upon a Change in Control, a Participant’s unvested Option shall vest.

In connection with a Corporate Event, a Participant’s Option may be treated in accordance with one of the following methods as determined by the Committee in its sole discretion:

(a)

The Committee, in its sole discretion and without any consent required from the holder thereof, may provide for the purchase or cancellation of any Options by the Company or an Affiliate for an amount of cash equal to the excess of the Corporate Event Price (as defined below) of the Shares covered by such Options, over the aggregate exercise price of such Options, provided that, in the event of a Corporate Event that constitutes a change in control event described in Treasury Regulation §1.409A-3(i)(5)(v) or Treasury Regulation §1.409A-3(i)(5)(vii), the Committee shall, in its sole discretion, have the authority to structure any payments that may be made upon cancellation of an Option in a manner that complies with Treasury Regulation §1.409A-3(i)(5)(iv). For purposes of this Section 7, Corporate Event Price shall mean the price per Share paid in any transaction related to a Corporate Event;

(b)

The Committee may, in its sole discretion and without any consent required from the holder thereof, provide for the cancellation of any Options without payment, if the Corporate Event Price is less than the exercise price of such Option; and

(c)

The Committee may, in its sole discretion and without any consent required from the holders thereof, terminate all outstanding and unexercised Options effective as of the date of the Corporate Transaction, by delivering notice of termination to each Participant at least 20 days prior to the date of consummation of the Acquisition Event, in which case during the period from the date on which such notice of termination is delivered to the consummation of the Corporate Transaction, each such Participant shall have the right to exercise in full all of his or her Options that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Option Agreements), but any such exercise shall be contingent on the occurrence of the Corporate Transaction, and, provided that, if the Corporate Transaction does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void.

10

SECTION 8. CODE SECTION 162(m) PROVISIONS.

With respect to any Options determined by the Committee to be Options intended to qualify as “performance based compensation” within the meaning of Section 162(m)(4)(C) of the Code, the Committee shall have the power to impose such other restrictions on such Options as evidenced in the Option Agreement as it may deem necessary or appropriate to ensure that such Options qualify as “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code.

To the extent required by Section 162(m) of the Code for Options under the Plan to qualify as “performance-based compensation,” the following individual Participant limitation shall apply: the maximum number of Shares subject to any Option which may be granted under the Plan during any fiscal year of the Company to any Participant shall be 8,513,052 shares (which shall be subject to any further increase or decrease pursuant to Section 4). Notwithstanding anything to the contrary in the Plan, the exercise price of any Option is intended to qualify as “performance-based compensation” shall not be less than the Fair Market Value of a Share on the date of grant of such Option.

SECTION 9. AMENDMENTS AND TERMINATION.

The Board or the Committee may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time; provided, however, that no such amendment, alteration, suspension, discontinuation or termination shall be made without (a) stockholder approval if such approval is necessary to qualify for or comply with applicable law or stock exchange rules (including without limitation, Section 162(m) of the Code and with respect to Incentive Stock Options, Section 422 of the Code), or (b) the consent of the Participants who hold Stock Options representing at least seventy-five percent (75%) of the Shares underlying all Options issued and outstanding under the Plan, if such action would materially impair the rights of such Participants under any outstanding Option; provided that, any such action shall be applied uniformly to all Participants. Notwithstanding the foregoing, the Committee may amend this Plan and any Option Agreement solely to the extent required to comply with applicable law, including, without limitation, Section 409A of the Code.

The Committee may delegate to another committee (or subcommittee), as it may appoint, the authority to take any action consistent with the terms of the Plan, either before or after an Option has been granted, which such other committee (or subcommittee) deems necessary or advisable to comply with any government laws or regulatory requirements of a foreign country, including but not limited to, granting Options, modifying or amending the terms and conditions governing any Options, or establishing any local country plans as sub-plans to this Plan. In addition, under all circumstances, the Committee may make non-substantive administrative changes to the Plan as to conform with or take advantage of governmental requirements, statutes or regulations.

11

SECTION 10. GENERAL PROVISIONS.

(a)

The Committee shall determine and set forth in an Option Agreement the terms and conditions of each Option. Each Option Agreement (i) shall state the date of grant and the name of the Participant, (ii) shall specify the terms of the Option, (iii) shall be signed by a person designated by the Committee and, if so required by the Committee, by the Participant, (iv) shall incorporate the Plan by reference and (v) shall be delivered or otherwise made available to the Participant. The Option Agreement shall contain such other terms and conditions as are required by the Plan and, in addition, such other terms not inconsistent with the Plan as the Committee may deem advisable. The Committee shall have the authority to adjust the terms of the Option Agreements relating to an Option in a jurisdiction outside of the United States (i) to comply with the laws or such jurisdiction or (ii) to obtain more favorable tax treatment for the Company and/or any Affiliate, as applicable, and/or for the Participants in such jurisdiction. Such authority shall be notwithstanding the fact that the requirements of the local jurisdiction may be more restrictive than the terms set forth in the Plan.

(b)

An Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant; provided that the Committee, in its sole discretion, may permit additional transferability, on a general or specific basis, and may impose conditions and limitations on any permitted transferability.

(c)

No Participant shall have the right to be selected to receive an Option under this Plan or, having been so selected, to be selected to receive a future Option. The Options under this Plan are not intended to be treated as compensation for any purpose under any other Company plan.

(d)	There is no obligation for uniformity of treatment of Participants under the Plan.

(e)

The prospective recipient of any Option under the Plan shall not, with respect to such Option, be deemed to have become a Participant, or to have any rights with respect to such Option, until and unless the Committee shall have acted to grant such Option and, to the extent required by the Committee, such recipient shall have accepted any Option Agreement or other instrument evidencing the Option.

(f)

All certificates for Shares delivered under the Plan pursuant to any Option shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(g)

No Option granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would comply with all applicable requirements of the U.S. federal securities laws and any other laws to which such offer, if made, would be subject.

12

(h)

This Plan is intended to constitute an “unfunded” plan and nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

(i)

The Company shall be authorized to withhold from any Option granted or payment due under the Plan the amount of withholding taxes due in respect of an Option or payment hereunder and to take such other action as may be necessary in the opinion of the Company or an Affiliate to satisfy all obligations for the payment of such taxes. The Committee shall be authorized to establish procedures for election by Participants to satisfy such obligation for the payment of such taxes by delivery of or transfer of Shares to the Company (to the extent the Participant has owned the surrendered shares for more than six months if such a limitation is necessary to avoid a charge to the Company for financial reporting purposes), or by directing the Company to retain Shares (up to the employee’s minimum required tax withholding rate) otherwise deliverable in connection with the Option. At the discretion of the Committee, any statutorily required withholding obligation with regard to any Participant may be satisfied by reducing the number of Shares otherwise deliverable pursuant to an Option. Any fraction of a Share required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

(j)

Nothing contained in the Plan shall prevent the Committee or the Board from retaining existing compensation arrangements in place prior to the date hereof or otherwise adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

(k)

No Option may be exercised at a time when the exercise thereof or the issuance of shares thereunder would constitute a violation of any federal or state law or listing requirements of any applicable national securities exchange for such shares or a violation of any foreign jurisdiction where Options are or will be granted under the Plan. The provisions of the Plan shall be construed, regulated and administered according to the laws of the State of Delaware without giving effect to principles of conflicts of law, except to the extent superseded by any controlling Federal statute.

(l)

If any provision of the Plan is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Option under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

13

(m)

Options may be granted to Participants who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those applicable to Options to Employees or officers of the Company or an Affiliate employed in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee also may impose conditions on the exercise or vesting of Options in order to minimize the Company’s obligation with respect to tax equalization for Employees or officers of the Company or an Affiliate on assignments outside their home country.

(n)

If approved by the Committee in its sole discretion, an absence or leave of an Employee (or officer of the Company or an Affiliate) because of military or governmental service, disability or other reason shall not be considered an interruption of service for any purpose under the Plan.

SECTION 11. TERM OF PLAN.

The Plan shall terminate on the tenth anniversary of the Effective Date, unless sooner terminated by the Board pursuant to Section 9, provided that Options granted prior to such anniversary may extend beyond such date.

SECTION 12. COMPLIANCE WITH SECTION 16.

With respect to Participants subject to Section 16 of the Exchange Act (“Members”), transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent that compliance with any Plan provision applicable solely to such Members that is included solely for purposes of complying with Rule 16b-3 is not required in order to bring a transaction by such Member in compliance with Rule 16b-3, it shall be deemed null and void as to such transaction, to the extent permitted by law and deemed advisable by the Committee. To the extent any provision in the Plan or action by the Committee involving such Members is deemed not to comply with an applicable condition of Rule 16b-3, it shall be deemed null and void as to such Members, to the extent permitted by law and deemed advisable by the Committee.

SECTION 13. SECTION 409A OF THE CODE.

Although the Company does not guarantee the particular tax treatment of an Option granted under the Plan, Options granted under the Plan are intended to comply with, or be exempt from, the applicable requirements of Section 409A of the Code and the Plan and any Option Agreement hereunder shall be limited, construed and interpreted in accordance with such intent. In no event whatsoever shall the Company or any of its Affiliates be liable for any additional tax, interest or penalties that may be imposed on a Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code.

14